The Zweig Total Return Fund, Inc.

Quarterly Report

September 30, 2014

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund has not distributed more than its income and net realized capital gains in the nine months ended September 30, 2014 on a tax basis. Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2014 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end-fund-details/ZTR

MESSAGE TO SHAREHOLDERS

Dear Fellow Zweig Total Return Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the nine months ended September 30, 2014.

For the reporting period, the fund’s net asset value (NAV) increased 5.10%, including $0.815 in reinvested distributions. During the same period, the fund’s benchmark index, a composite consisting of equal parts of the S&P 500® Index(1) and the Barclays U.S. Government Bond Index(2), increased 5.72%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 8.34% for the S&P 500® Index and a 3.00% gain for the Barclays U.S. Government Bond Index. Over the period the fund’s average asset allocation was approximately 68% in equities, 29% in fixed income, and 3% in cash.

On behalf of the investment professionals at Zweig Advisers, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact customer service at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return Fund, Inc.

November 2014

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk.

Shares of closed-end investment companies such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

(1)	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
(2)	The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

SEPTEMBER 30, 2014 (Unaudited)

Asset Allocation as of September 30, 2014

The following table illustrates asset allocations within certain sectors as a percentage of total investments, net of securities sold short as of September 30, 2014.
Common Stocks	69%
U.S. Government Securities	21
Corporate Bonds	6
Foreign Government Securities	2
Exchange-Traded Funds	1
Closed End Funds	1

Total	100%

($ reported in thousands)

	Par	Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES—21.1%
U.S. Treasury Inflation Indexed Bonds(3)
1.625%, 1/15/15	$28,000	$34,959
2.000%, 1/15/16	25,000	31,065
2.375%, 1/15/17	31,000	39,108
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $100,576)		105,132
FOREIGN GOVERNMENT SECURITIES—2.0%
Commonwealth of Australia Series 122 5.250%, 3/15/19	10,200	9,802
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $10,338)		9,802
CORPORATE BONDS—5.6%
Consumer Discretionary—0.4%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	1,534	2,204

		2,204

Consumer Staples—0.4%
Anheuser-Busch Inbev Worldwide, Inc. 7.750%, 1/15/19	1,500	1,811

		1,811

	Par	Value
Energy—0.4%
Chevron Corp. 3.191%, 6/24/23	$2,000	$2,014

		2,014

Financials—0.9%
General Electric Capital Corp. 3.150%, 9/7/22	2,000	1,993
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	2,000	2,276

		4,269

Industrials—2.7%
Burlington Northern Santa Fe LLC 3.450%, 9/15/21	1,000	1,031
CSX Corp. 6.250%, 3/15/18	4,000	4,591
Ingersoll-Rand Global Holding Co., Ltd.
9.000%, 8/15/21	1,000	1,280
6.875%, 8/15/18	4,814	5,639
Parker Hannifin Corp. 5.500%, 5/15/18	1,000	1,124

		13,665

Materials—0.4%
Du Pont (E.I.) de Nemours & Co. 2.800%, 2/15/23	2,000	1,938

		1,938

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

SEPTEMBER 30, 2014 (Unaudited)

($ reported in thousands)

	Par	Value
Telecommunication Services—0.4%
Verizon Communications, Inc. 5.150%, 9/15/23	$2,000	$2,212

		2,212
TOTAL CORPORATE BONDS (Identified Cost $25,996)		28,113

	Number of Shares
COMMON STOCKS—67.3%
Consumer Discretionary—8.9%
Comcast Corp. Class A	108,000	5,808
Ford Motor Co.	428,000	6,330
Goodyear Tire & Rubber Co. (The)	201,000	4,540
Hasbro, Inc.	53,000	2,915
Las Vegas Sands Corp.	106,000	6,594
Lear Corp.	45,000	3,888
Macy’s, Inc.	97,000	5,644
Michael Kors Holdings Ltd.(2)	49,000	3,498
Time Warner, Inc.	72,000	5,415

		44,632

Consumer Staples—3.4%
Altria Group, Inc.	83,000	3,813
Archer-Daniels-Midland Co. (The)	117,000	5,979
PepsiCo, Inc.	76,000	7,075

		16,867

Energy—7.1%
Buckeye Partners LP.(4)	42,000	3,345
Continental Resources, Inc.(2)	50,000	3,324
Energy Transfer Partners LP(2)(4)	58,000	3,711
Helmerich & Payne, Inc.	66,000	6,459
Schlumberger Ltd.	47,000	4,780
Suncor Energy, Inc.	158,000	5,712
Total SA Sponsored ADR	52,000	3,351
Valero Energy Corp.	100,000	4,627

		35,309

	Number of Shares	Value
Financials—12.2%
Aflac, Inc.	101,000	$5,883
BB&T Corp.	178,000	6,623
BlackRock, Inc.	17,700	5,811
Blackstone Group LP (The)	228,000	7,178
Goldman Sachs Group, Inc. (The)	31,000	5,691
HCP, Inc.	83,000	3,296
JPMorgan Chase & Co.	114,000	6,867
Lincoln National Corp.	93,000	4,983
Royal Bank of Canada	66,000	4,716
T. Rowe Price Group, Inc.	70,000	5,488
U.S. Bancorp	106,000	4,434

		60,970

Health Care—6.8%
Abbott Laboratories	131,000	5,448
Biogen Idec, Inc.(2)	11,200	3,705
Eli Lilly & Co.(4)	55,000	3,567
GlaxoSmithKline plc Sponsored ADR	70,000	3,218
HCA Holdings, Inc.(2)	14,000	987
Merck & Co., Inc.(4)	58,000	3,438
Pfizer, Inc.	118,000	3,489
UnitedHealth Group, Inc.	68,000	5,865
Zimmer Holdings, Inc.	41,000	4,123

		33,840

Industrials—11.0%
Alaska Air Group, Inc.	121,000	5,268
Cummins, Inc.	38,000	5,015
Deere & Co.	85,000	6,969
Dover Corp.	65,000	5,221
General Electric Co.(4)	132,000	3,382
L-3 Communications Holdings, Inc.	52,000	6,184
Lockheed Martin Corp.(4)	20,000	3,656
Parker Hannifin Corp.	48,000	5,479
Trinity Industries, Inc.	97,000	4,532
Union Pacific Corp.	56,000	6,072
United Rentals, Inc.(2)	26,000	2,889

		54,667

Information Technology—11.6%
Apple, Inc.	59,000	5,944
Cisco Systems, Inc.	292,000	7,350
EMC Corp.	192,000	5,618

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

SEPTEMBER 30, 2014 (Unaudited)

($ reported in thousands)

	Number of Shares	Value
Information Technology (continued)
Google, Inc. Class A(2)	2,800	$1,647
Google, Inc. Class C(2)	2,800	1,617
Intel Corp.(4)	183,000	6,372
Jabil Circuit, Inc.	293,000	5,910
MasterCard, Inc. Class A	50,000	3,696
NetApp, Inc.	143,000	6,143
Oracle Corp.	122,000	4,670
QUALCOMM, Inc.	78,000	5,832
Texas Instruments, Inc.	64,000	3,052

		57,851

Materials—3.3%
CF Industries Holdings, Inc.	21,700	6,059
Du Pont (E.I.) de Nemours & Co.	51,000	3,660
Freeport-McMoRan Copper & Gold, Inc.	203,000	6,628

		16,347

Telecommunication Services—2.3%
AT&T, Inc.(4)	97,000	3,418
Verizon Communications, Inc.	160,000	7,999

		11,417

Utilities—0.7%
AGL Resources, Inc.	67,000	3,440

		3,440
TOTAL COMMON STOCKS (Identified Cost $261,664)		335,340
CLOSED END FUNDS—0.9%
Templeton Dragon Fund, Inc.	176,000	4,537
TOTAL CLOSED END FUNDS (Identified Cost $3,596)		4,537
EXCHANGE-TRADED FUNDS—1.1%
Proshares Ultrashort S&P500(2)	224,000	5,526
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $5,454)		5,526
TOTAL LONG TERM INVESTMENTS—98.0%
(Identified Cost $407,624)		488,450

	Number of Shares	Value
SHORT-TERM INVESTMENTS—1.6%
Money Market Mutual Funds—1.6%
Fidelity Money Market Portfolio—Institutional Shares (seven-day effective yield 0.080%)	7,854,335	$7,854
Total Short-Term Investments (Identified Cost $7,854)		7,854
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Identified Cost $415,478)—99.6%		496,304	(1)
SECURITIES SOLD SHORT—(1.4)%
COMMON STOCK
Consumer Discretionary—(0.4)%
Mattel, Inc.	62,000	(1,900)

		(1,900)

Industrials—(0.4)%
Manitowoc Co., Inc. (The)	96,000	(2,251)

		(2,251)

Information Technology—(0.6)%
Analog Devices, Inc.	56,000	(2,772)

		(2,772)
TOTAL SECURITIES SOLD SHORT
(Proceeds $7,845)		(6,923	)(1)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT (Identified Cost $407,633)—98.2%		489,381
Other assets and liabilities, net—1.8%		9,029

NET ASSETS—100.0%		$498,410

(1)	Federal Income Tax Information: For tax information at September 30, 2014, see Note 4 Federal Income Tax Information in the Notes to Schedules of Investments and Securities Sold Short.

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

SEPTEMBER 30, 2014 (Unaudited)

($ reported in thousands)

(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	All or portion of securities segregated as collateral for securities sold short.

Country Weightings (Unaudited)†
United States	92%
Australia	2
Canada	2
Bermuda	1
China	1
France	1
United Kingdom	1
Total	100%
† % of total investments, net of securities sold short, as of September 30, 2014

The following table provides a summary of inputs used to value the Fund’s net assets as of September 30, 2014 (See Security Valuation Note 1A in the Notes to Schedule of Investments and Securities Sold Short.):

	Total Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities	$105,132	—	$105,132
Foreign Government Securities	9,802	—	9,802
Corporate Bonds	28,113	—	28,113
Equity Securities:
Common Stocks	335,340	$335,340	—
Closed End Funds	4,537	4,537	—
Exchange-Traded Funds	5,526	5,526	—
Short-Term Investments	7,854	7,854	—

Total Investments before Securities Sold Short	$496,304	$353,257	$143,047

Liabilities:
Securities Sold Short	(6,923)	(6,923)	—

Total Liabilities	$(6,923)	$(6,923)	—

There are no Level 3 (significant unobservable input) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2014 (Unaudited)

(Reported in thousands except for the per share amounts)

	Total Net Assets		Net Asset Value per share
Beginning of period: December 31, 2013		$514,350		$15.45
Net investment income*	$6,881		$0.21
Net realized and unrealized gain on investments	14,785		0.45
Dividends from net investment income and distributions from net long-term and short-term capital gains**	(26,627)		(0.82)
Capital shares transactions—Common shares repurchased	(10,979)		0.04

Net increase (decrease) in net assets/net asset value		(15,940)		(0.12)

End of period: September 30, 2014		$498,410		$15.33

*	Computed using average shares outstanding.
**	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2014, we estimate that 29% of distributions will represent net investment income, 7% will represent short-term gains and 64% will represent long-term gains. Also refer to inside front cover for information on the Managed Distribution Plan.

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

SEPTEMBER 30, 2014 (Unaudited)

Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board, and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities)

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

SEPTEMBER 30, 2014 (Unaudited)

(“NYSE”) (generally 4 p.m. Eastern time.) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investment in closed-end mutual funds are valued as of the close of regular trading on the NYSE, each business day. Both are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

SEPTEMBER 30, 2014 (Unaudited)

C.	Foreign Currency Translation:

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

Investors should also note that the Fund can also gain economic exposure to being short securities by purchasing (being “long”) certain exchange-traded funds (“ETFs”) that seek to be valued inversely to an underlying index. Such ETFs in which the Fund may invest can also be “levered” so as to provide up to three times the economic exposure relative to the change in valuation of an underlying index.

Note 2. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

Note 3. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

SEPTEMBER 30, 2014 (Unaudited)

disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 4. Federal Income Tax Information

($ reported in thousands)

At September 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$415,692	$86,106	$(5,494)	$80,612
Securities Sold Short	(7,845)	1,051	(129)	922

Note 5. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

DIRECTORS AND OFFICERS

George R. Aylward, President, Chairman, and Chief Executive Officer

Charles H. Brunie, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

William H. Wright II, Director

Brian T. Zino, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

The Zweig Total Return Fund, Inc.,

please contact us at 1-800-272-2700

or zweig@virtus.com

or visit Virtus.com.

Q3-14